American Railcar Industries, Inc.

INVESTOR CONTACT: (636) 940-6000
WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's response to governmental directives, expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: our plans to address the Federal Railroad Administration (FRA) directive released September 30, 2016, expected future trends relating to our industry and markets, our strategic objectives and long-term strategies, the potential impact of regulatory developments, anticipated customer demand for our products and services and our ability to adapt to evolving demand, trends relating to our shipments, leasing, railcar services, operating margin, revenues, earnings and backlog, anticipated benefits from our employees' input, trends related to railcar shipments for direct sale versus lease, our projects to expand our manufacturing flexibility and repair capacity, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, anticipated benefits from expansion and diversification of our businesses, the mix of railcars, customers and commodities in our lease fleet, anticipated production schedules for our products and the anticipated production schedules of our joint ventures, increases in efficiencies and flexibility related to future capacity, plans regarding future dividends, our stock repurchase program, the anticipated performance and capital requirements of our joint ventures, our backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. Other potential risks and uncertainties include, among other things: the Company's prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; fluctuations in commodity prices, including oil and gas; risks relating to our compliance with the FRA directive and any costs related thereto; risks relating to the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail released on May 1, 2015; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train adequate numbers of qualified personnel; the impact of any economic downturn, adverse market conditions or restriction in the credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact of repurchases pursuant to ARI's stock repurchase program on ARI's current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the risks and impact associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of our new enterprise resource planning system; risks related to the Company's and its subsidiaries' indebtedness and compliance with covenants contained in the Company's and its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model


Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Key Railcar Markets –

Two Largest Product Segments in the Railcar Industry *


AMFX
5200



HOPPER RAILCARS

- Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting:
  - Plastic Pellets
  - Specialty Chemical Products
  - Food Products
  - Grain
  - Cement
  - Sand

TANK RAILCARS

- Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting:
  - Chemicals
  - Natural Gas Liquids
  - Food Products
  - Ethanol
  - Crude Oil

* Based upon backlog as of 6/30/2016 per the Railway Supply Institute, Inc ARCI 2016 – 2nd Quarter Reporting Statistics (issued July 2016)

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
Marmaduke, AR
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Mounds, IL

Mini Repair Shop
Bayport, TX
Channelview, TX
Green River, WY
Manitou, ND
Pace, FL
Point Comfort, TX
Tampa, CO



North American Fleet by Railcar Type

57% of the North American fleet is Hopper and Tank Railcars


North American Fleet
by Railcar Type
198,937
18,139
107,658
222,302
397,822
Tank Cars
142,667
Open-Top Hoppers
530,423
Covered Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars





The total North American railcar fleet was approximately 1.6 million railcars as of 10/1/2016.

Source: Association of American Railroads' Rail Time Indicators, issued 10/7/2016

Industry Trends – Tank Railcars


Deliveries
(Amounts in the 000s)
40
35
30
25
20
15
10
5
-
6
8
9
12
14
21
22
9
5
9
18
29
35
36
18
15
15
16
17
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
Long-term average (2002 - 2020E)

With a major shift in the energy market, the industry expects more traditional, smaller replacement demand for tank railcars over the next several quarters.

Source: Q3 2016 FTR Rail Equipment Outlook – www.ftrintel.com (issued September 2016)

ARI's Railcar Backlog



Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,081
5,601

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	December 2015	June 2016
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	1,452	1,556
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	5,629	4,045

Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible and labor efficient manufacturing facilities
- Vertical integration from joint ventures and component manufacturing
- Experienced core group of employees and managers
- Ability to adapt to evolving customer demands



(millions)
Revenue
Operating Margin % ^
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

Flexible Manufacturing Plants

- Strategic Locations Near Customers and Major Rail Lines
- Flexible and Vertically Integrated Facilities
  - Produce multiple railcar types with little or no change-over time
  - Paint & lining capabilities
  - Rolling mill and fabrication plants
  - Non-union workforce at railcar manufacturing plants
  - Ability to adjust manpower to control cost
- Railcar and Industrial Components
  - Wheel and axle assembly plant
  - Tank head press plant
  - Multiple component manufacturing facilities with extensive product lines
- Axle Manufacturing Joint Venture (Axis, LLC)
- Castings Joint Venture (Ohio Castings, LLC)



Integrated Manufacturing

Strengthens supply chain stability, controls product quality and reduces production costs

- Valves, discharge outlets, manway covers, hatch covers and valve body castings
- Serving railroad and industrial customers

ARI Component Manufacturing



- Axles for use worldwide
- Strategically located next to ARI's railcar manufacturing facility in Paragould, AR
- Highly automated facility

Axis, LLC Joint Venture



- Sideframes
- Bolsters
- Capable of producing other railcar components

Ohio Castings, LLC Joint Venture



Integrated Manufacturing supports ARI's new railcar manufacturing and provides key repair components to our customers, supporting the railcars over the life of the asset.

Railcar Leasing Segment

Diversifying our business with revenue streams generated over the life of the railcar

- Relatively young, fully utilized lease fleet with low maintenance expense
- Broad mix of customers and commodities
- Revolving credit capacity of $200 million obtained in December 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)
- Unencumbered leased railcars available to borrow against



(millions)
Revenue
Lease Fleet
$140
$120
$100
$80
$60
$40
$20
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
2012
2013
2014
2015
Q2 2016 TTM

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

TRADITIONAL REPAIR

- Railcar qualifications and inspections
- Light/heavy railcar repairs
- Exterior and interior coatings
- Cleaning
- Valve replacement and testing
- Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services
- Additional retrofit and repair capacity from Repair Services Agreement with ACF



Revenue
Operating Margin %
(millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

Supporting the Growth of Demand for Repair Work



Tank Railcar Manufacturing Facility

- Expansion project completed in Q1 2016 to:
  - Add capacity to retrofit up to 1,000 tank railcars per year
  - Add flexibility for manufacturing new tank railcars
  - Increase capacity for traditional repair work

Repair Expansions

- Three expansion projects at existing repair plants completed during 2015
- Increased mobile repair network to 13 locations in 2015
- Additional projects planned for 2016

ACF Industries, LLC (ACF)

- Repair Services Agreement with ACF at its Milton, Pennsylvania facility to provide additional repair capacity in the northeast

We continue to evaluate future expansion projects, including growing our mobile/mini repair shop network, based on growing demand of tank qualifications, paint and lining, and other traditional repair requirements and needs.

FRA Directive

- FRA released Railworthiness Directive Number 2016-01 on September 30, 2016.
- FRA involvement triggered by a single car leak in 2014.
- Addresses certain welding practices in one weld area in specified DOT 111 tank cars manufactured by ARI and ACF between 2009 and 2015 equipped with two piece cast sump and bottom outlet valve (BOV) skid.
- FRA believes 14,800 general purpose tank cars could be subject to the Directive.

FRA Directive Requirements

- Requires tank car owners to:
  - Identify tank cars in their fleet covered by the Directive within 30 days of the issuance of the Directive; and
  - Ensure appropriate inspection and testing.
    - Visual inspection and documentation each time a car is offered into transportation.
    - Additional inspection methods, testing and repair, if any, required within 12, 18 or 24 months depending on commodity service of the car.

ARI Actions in Response to Directive

- Quality and safety are top priorities.
- Working with FRA to clarify technical and regulatory questions, including scope, timing and necessity.
- Requested an initial 30-day delay in implementation of the Directive requirements.
- Working with our customers.

Timeline and Testing

- One car leaked in 2014.
- Over 700 cars inspected since 2014; no additional leaks or cracks found.
- Directive reported that approximately 15% of car inspections reviewed by the FRA had weld conditions and that over time those conditions could develop cracks.
- ARI has performed extensive stress analysis and reached a different conclusion than FRA.

ARI's Concerns

- Directive imposes unattainable requirements for inspections and testing.
- Directive applies to an overly broad class of cars and could permanently prohibit the use of cars that are currently out of service.
- Directive appears to exceed the FRA's authority.
- FRA's unprecedented and unilateral action could discourage cooperative efforts in the future.

A Tradition of Industry Leadership


people


processes


products

Driving Sustainable Growth